Fiscal First Quarter 2017 Earnings Conference Call May 5, 2017

Forward-Looking Statements This presentation includes certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Regulation G: Non-GAAP Measures The information presented herein regarding certain unaudited non-GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non- GAAP information to assist in understanding the operating performance of the company and its operating segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results. 2

First Quarter 2017 Highlights Improvement actions underway Q1 GAAP EPS(1) $0.16 vs. $0.10 prior year Ÿ Reported net income of $22.6 million vs. $14.0 million in the prior year Ÿ Net income included $4.1 million ($0.03 per share) of revaluation losses related to foreign currency denominated loans and monetary balances Q1 Adjusted EBITDA(1) $142.3 million vs. $134.1 million in 2016 Ÿ 16% growth outside of the USA led by EMEA and Canada Ÿ First quarter of EBITDA growth in USA after eight consecutive quarters of declines Adjusted Operating Cash Flow(2) ($7.5) million vs. $111.7 million in 2016 Ÿ Seasonal build in working capital Ÿ Cash conversion ratio of (5.3%) (3) Ÿ Cash operating margin of (0.4%) (4) (1) Variances to Q1 2016. (2) Adjusted EBITDA plus cash flows from changes in AR, Inventory, and AP, less cash used to purchase PP&E. (3) Adjusted Operating Cash Flow / Adjusted EBITDA. (4) Adjusted Operating Cash Flow / Sales. 3

Univar – Consolidated Highlights Growth initiatives drive profitability improvement • Average selling prices increased 3% due to modest chemical price inflation and commercial initiatives • Volumes declined 3% due to go to market transition and margin management • Gross margin expanded 50 bps • Productivity offset operating expense inflation and growth investments KEY METRICS(In millions) (1) Conversion Ratio defined as Adjusted EBITDA / Gross Profit Three months ended March 31, 2017 2016 Y/Y % Net Sales $1,998.8 $1,999.0 —% Currency Neutral -- -- 0.8% Gross Profit $439.4 $430.3 2.1% Currency Neutral -- -- 2.9% Gross Margin 22.0% 21.5% +50 bps Adjusted EBITDA $142.3 $134.1 6.1% Currency Neutral -- -- 7.5% Adjusted EBITDA Margin 7.1% 6.7% +40 bps Conversion Ratio (1) 32.4% 31.2% +120 bps 4

USA – Highlights Commercial initiatives drive return to growth • Average selling prices increased 2% due to chemical price inflation and sales initiatives • Volume declines driven by go to market transition, margin management, and soft demand • Gross profit per lb. increased 6% • Delivery expense decreased 2%; WS&A(1) flat to prior year • Adjusted EBITDA grew 1% 5 Three months ended March 31, 2017 2016 Y/Y % Net Sales $1,150.9 $1,187.5 (3.1)% Gross Profit $262.9 $262.9 —% Gross Margin 22.8% 22.1% +70 bps Adjusted EBITDA $81.7 $80.8 1.1% Adjusted EBITDA Margin 7.1% 6.8% +30 bps (In millions) KEY METRICS (1) Warehousing, selling and administrative

CANADA – Highlights Strength in western Canada energy markets drives growth • Volumes increased 8% due to higher methanol sales into energy markets • Win/loss ratio improving • Gross margin decreased 40 bps due to product mix • Adjusted EBITDA margin increased due to strong expense control 6 Three months ended March 31, 2017 2016 Y/Y % Net Sales $307.3 $272.7 12.7% Currency Neutral -- -- 8.7% Gross Profit $55.8 $50.6 10.3% Currency Neutral -- -- 6.3% Gross Margin 18.2% 18.6% -40 bps Adjusted EBITDA $24.8 $21.7 14.3% Currency Neutral -- -- 10.1% Adjusted EBITDA Margin 8.1% 8.0% +10 bps (In millions) KEY METRICS

EMEA – Highlights Mix enrichment and margin management boost profits • Volumes declined 2% due to a temporary solvent shortage • Win/loss ratio improving • Gross margin increased 120 bps from mix enrichment and margin management • Operating expense declined 3% 7 Three months ended March 31, 2017 2016 Y/Y % Net Sales $439.7 $437.4 0.5% Currency Neutral -- -- 6.2% Gross Profit $101.8 $96.2 5.8% Currency Neutral -- -- 11.5% Gross Margin 23.2% 22.0% +120 bps Adjusted EBITDA $35.9 $28.3 26.9% Currency Neutral -- -- 37.1% Adjusted EBITDA Margin 8.2% 6.5% +170 bps (In millions) KEY METRICS

REST OF WORLD – Highlights Executing well in a soft economy • Soft economy and lower oil & gas demand in Mexico pressured margins • Brazil performed well, despite a sluggish economy, due to higher mix of specialty products • Taking cost actions to respond to the economic conditions 8 Three months ended March 31, 2017 2016 Y/Y % Net Sales $100.9 $101.4 (0.5)% Currency Neutral -- -- 1.6% Gross Profit $18.9 $20.6 (8.3)% Currency Neutral -- -- (9.2)% Gross Margin 18.7% 20.3% -160 bps Adjusted EBITDA $6.7 $7.9 (15.2)% Currency Neutral -- -- (16.5)% Adjusted EBITDA Margin 6.6% 7.8% -120 bps (In millions) KEY METRICS

Cash Flow Highlights 9 (1) Adjusted Operating Cash Flow equals Adjusted EBITDA plus cash flows from changes in AR, inventory, and AP, less cash used to purchase PP&E. (2) Excludes additions from capital leases. Three months ended March 31, 2017 2016 Y/Y % Adjusted Operating Cash Flow (1) ($7.5) $111.7 (106.7)% Net Working Capital ($128.9) $1.1 NM CapEx (2) ($20.9) ($23.5) (11.1)% Cash Taxes ($12.1) $7.4 (263.5)% Cash Interest (net) ($44.3) ($44.1) 0.5% Pension Contribution ($7.2) ($7.9) (8.9)% Other ($12.9) ($3.7) 248.6% (In millions)

Balance Sheet Highlights 10 (1) Net Debt defined as Total Debt (Long term debt, inclusive of debt discount and unamortized debt issuance costs, plus short term financing) less cash and cash equivalents. (2) Net Debt divided by trailing 12 month Adjusted EBITDA. (3) Interest coverage defined as LTM Adjusted EBITDA / LTM Cash Interest (net of interest income). (4) LTM Earnings before Interest, Taxes and Amortization (EBITA) divided by trailing 13 month average of net PP&E plus net working capital (accounts receivable plus inventory less accounts payable). LTM ended March 31, 2017 2016 Y/Y% Net Debt (1) $2,742.5 $2,968.8 (7.6)% Leverage (2) 4.8x 5.0x (4.8)% Interest Coverage (3) 3.9x 4.0x (2.0)% Return on Assets Deployed (4) 20.4% 21.0% -60 bps (In millions)

11 Full Year Adjusted EBITDA mid-to-high single digit growth Q2 2017 Adjusted EBITDA mid-single digit growth versus Q2 2016 Continue to advance our Commercial Greatness and Operational Excellence initiatives Selective commercial and technology investments FX translation headwinds Mid-to-high single digit EBITDA growth in the first half year Accelerating Adjusted EBITDA growth in the second half approaching double digits by year end Q2 2017 & Full Year 2017 OUTLOOK 2017 EXPECTATIONS

Full Year 2017 Guidance 12 Year ended December 31, 2016 2017 Adjusted EBITDA $562.7 mid-to-high singledigit growth Cash Interest (net) ($145.2) ~($134) Cash Tax (net) ($0.8) ~($25) Effective Tax Rate 14.0% ~20-25% Pension Contribution ($31.6) ~($35) Change in Net Working Capital $124.2 ~($50-100) Capital Expenditures ($90.1) ~($110) Debt Amortization ($39.9) ~($90) (In millions)

Appendix A Q1 2017 Adjusted EBITDA Reconciliation 13 Three months ended March 31, 2017 2016 Adjusted EBITDA $142.3 $134.1 Other operating expenses, net $19.8 $5.5 Depreciation $35.9 $33.5 Amortization $16.7 $22.0 Interest expense, net $35.8 $40.6 Loss on extinguishment of debt $0.8 — Other expense, net $9.1 $13.4 Income tax expense $1.6 $5.1 Net income $22.6 $14.0 (In millions)

Appendix B Adjusted Operating Cash Flow 14 Three months ended March 31, (In millions) 2017 2016 Adjusted EBITDA $142.3 $134.1 Change in: Trade accounts receivable, net ($142.4 ) ($84.8) Inventories ($66.4) ($95.1) Trade accounts payable $79.9 $181.0 Purchase of PP&E ($20.9) ($23.5) Adjusted operating cash flow ($7.5 ) $111.7